Exhibit 99.1
PHH Corporation Reschedules Investor Call
Due to Winter Storm Warning
Mt. Laurel, NJ – February 9, 2010 – PHH Corporation (NYSE:PHH) today announced that it has rescheduled the conference call to update investors on its transformation initiative due to the winter storm warning and blizzard conditions currently forecasted for the Northeastern U.S. The call, which was to be held on Wednesday, February 10, 2010 at 2:00 p.m. EST, has been rescheduled for Tuesday, February 16, 2010 at 10:00 a.m. EST since Monday, February 15 is the President’s Day holiday and the capital markets will be closed. The Company’s transformation initiative, which was discussed during its third quarter earnings call in November 2009, is centered on making PHH a more successful, more efficient and more customer-focused company.
Jerry Selitto, president and chief executive officer, will host the conference call, along with Sandra Bell, executive vice president and chief financial officer, Mark Danahy, executive vice president, mortgage, and George Kilroy, executive vice president, fleet. A question and answer session will follow.
Investors will be able to access presentation materials prior to the start of the conference call by visiting the Investor Relations page of PHH’s website at www.phh.com on February 16, 2010. Investors may also request copies via fax by calling the investor hotline at 1-856-917-7405.
Interested investors may access the conference call by dialing 1-800-723-6604 or 1-785-830-7977, using the conference ID 1994502 ten minutes prior to the start time of 10:00 a.m. EST. The conference call will also be webcast at www.phh.com. A replay will be available beginning shortly after the end of the call and continuing through March 3, 2010 by dialing 1-888-203-1112 or 1-719-457-0820, using conference ID 1994502 or by logging on to the company’s website.
About PHH Corporation
Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage Corporation, is one of the top five retail originators of residential mortgages in the United States1, and its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. For additional information about the company and its subsidiaries, please visit our website at www.phh.com.

[1]	Inside Mortgage Finance, Copyright 2010

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Contact Information:
Investors:
Nancy R. Kyle
856-917-4268